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CDC Nvest AEW
Real Estate Fund



Annual Report                                   See pages 25-26 for supplements
January 31, 2002                                to the prospectus

================================================================================
                               PRESIDENT'S LETTER
================================================================================

                                                                      March 2002
--------------------------------------------------------------------------------

    [PHOTO]

John T. Hailer
President and Trustee
CDC Nvest Funds


"At CDC Nvest Funds, we recognize that today, more than ever, investors need to build a diversified portfolio. That's why we seek to provide a high level of diversification through our multi-manager approach."

Dear Shareholder:

The past year has been difficult for investors. Events that took their toll on the financial markets included September 11, the first recession in 10 years, and intense volatility in both the equity and fixed-income markets. Although 2002 looks promising, and Federal Reserve Chairman Alan Greenspan recently said he believes the economy is beginning a gradual improvement, most investors expect more volatility and market swings. At CDC Nvest Funds, we recognize that today, more than ever, investors need to build a diversified portfolio. That's why we seek to provide a high level of diversification through our multi-manager approach.

In 2001, we built on our commitment to diversification by introducing several new equity funds. We also strengthened some of our established funds with new, talented management teams, merged some funds and modified the objectives of others. As a professionally managed portfolio of real-estate investments, launched last year, CDC Nvest AEW Real Estate Fund is a key element in the broad range of investment alternatives we offer.

On the service side, we also worked to give you and your financial advisor easier access to information and to improve your understanding of your CDC Nvest Funds accounts. Confirmation and quarterly statements are now cleaner and easier to read. Our website, www.cdcnvestfunds.com, now includes a wide array of account access features, allowing you to perform such tasks as setting up automatic investment plans online.

We believe the broad diversification and quality services we offer make it easier for you and your financial advisor to match our resources with your needs. And our affiliation

================================================================================

================================================================================

--------------------------------------------------------------------------------

with CDC IXIS Asset Management - one of the 25 largest investment management firms in the world, with $290 billion in assets as of the end of December - is helping us extend the depth and range of the investment objectives and management styles we offer, drawing on the talent of multiple firms.

In addition to our commitment to providing the tools you may need to help achieve your financial goals, we believe strongly in the value your financial advisor can provide. As a professional trained in the financial markets, your advisor can make sure you understand the risks and potential benefits of different funds or strategies. But perhaps most important, as a dispassionate counselor, your advisor can give you the confidence you need to weather the difficult periods and capture the new opportunities that lie ahead, helping to keep your long-term financial plans on track.



Sincerely yours,

/s/ John T. Hailer













--------------------------------------------------------------------------------
               NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE
--------------------------------------------------------------------------------

================================================================================
                         CDC NVEST AEW REAL ESTATE FUND
================================================================================

                                     Investment Results Through January 31, 2002
--------------------------------------------------------------------------------

Putting Performance in Perspective

The charts comparing CDC Nvest AEW Real Estate Fund's performance to a benchmark index provide you with a general sense of how the fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.

                                Growth of a $10,000 Investment in Class A Shares

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL]

             December 29, 2000 [Inception] through January 31, 2002

                       Net Asset        Maximum Sales      Morgan Stanley
                        Value(1)          Charge(1)         REIT Index(5)
                       --------         -------------      --------------
     12/29/2000         10,000              9,425              10,000
     12/31/2000         10,000              9,425              10,000
      1/31/2001          9,915              9,345              10,043
      2/28/2001          9,802              9,238               9,870
      3/31/2001          9,859              9,292               9,952
      4/30/2001         10,068              9,489              10,182
      5/31/2001         10,248              9,659              10,410
      6/30/2001         10,848             10,224              11,039
      7/31/2001         10,723             10,107              10,800
      8/31/2001         11,173             10,531              11,200
      9/30/2001         10,835             10,212              10,752
     10/31/2001         10,458              9,857              10,391
     11/30/2001         10,999             10,367              10,997
     12/31/2001         11,299             10,649              11,283
      1/31/2002         11,220             10,575              11,257

The illustration represents past performance of Class A shares and does not guarantee future results. Investments of $10,000 each in Class Y shares and the fund's benchmark index on August 31, 2000 (inception) would have had values of $12,231 and $12,046, respectively at January 31, 2002.

Share price and return will vary and you may have a gain or loss when you sell your shares. Other classes of shares are available for which performance, fees, and expenses will differ. All results include reinvestment of dividends and capital gains.

================================================================================
                         CDC NVEST AEW REAL ESTATE FUND
================================================================================

                                Average Annual Total Returns -- January 31, 2002


   Class A (Inception 12/29/00)             1 Year               Since Inception
   Net Asset Value(1,4)                     13.16%                    11.13%
   With Maximum Sales Charge(2,4)            6.66                      5.22
--------------------------------------------------------------------------------
   Class B (Inception 12/29/00)             1 Year               Since Inception
   Net Asset Value(1,4)                     12.29%                    10.35%
   With CDSC(3,4)                            7.29                      6.71
--------------------------------------------------------------------------------
   Class C (Inception  12/29/00)            1 Year               Since Inception
   Net Asset Value(1,4)                     12.39%                    10.44%
   With Maximum Sales Charge and CDSC(3,4)  10.23                      9.39
--------------------------------------------------------------------------------
   Class Y (Inception 8/31/00)              1 Year               Since Inception
   Net Asset Value(1,4)                     13.47%                    15.25%
--------------------------------------------------------------------------------

                                              Since Fund's      Since Fund's
                                           Classes A, B and C      Class Y
   Comparative Performance       1 Year       Inception(6)       Inception(6)
   Morgan Stanley REIT Index(5)  12.09%          11.47%            14.01%

Notes to Charts

These returns represent past performance and do not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. Recent returns may be higher or lower than those shown. The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Class Y shares are available to certain institutional investors only.

(1) These results include reinvestment of any dividends and capital gains, but do not include a sales charge.

(2) These results include reinvestment of any dividends and capital gains, and the maximum sales charge of 5.75%.

(3) These results include reinvestments of any dividends and capital gains. Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge ("CDSC") applied when you sell shares. Class C share performance assumes a 1.00% sales charge, and a 1.00% CDSC applied when you sell shares within one year of purchase.

(4) Fund performance has been increased by expense waivers, without which performance would have been lower.

(5) The Morgan Stanley REIT Index is an unmanaged index of stocks issued by real estate investment trusts (REITs). It is not possible to invest directly in an index.

(6) The since-inception performance comparisons shown for each Class of fund shares are calculated as follows: Class A, B and C from 12/31/00; Class Y from 8/31/00.

================================================================================
                         CDC NVEST AEW REAL ESTATE FUND
================================================================================

                                                           Management Discussion
--------------------------------------------------------------------------------

=====================================
CDC Nvest AEW Real Estate Fund

   Objective:
   Seeks above-average income and
   long-term growth of capital
-------------------------------------
   Strategy:
   Invests in a variety of real
   estate securities, including
   real estate investment trusts
   (REITs) and other publicly
   held real estate companies
-------------------------------------
   Manager:
   Matthew A. Troxell, CFA
   AEW Management and Advisors, L.P.,
    An affiliate of AEW Capital
    Management, L.P.
=====================================

For the fiscal year ended January 31, 2002, CDC Nvest AEW Real Estate Fund had a total return of 13.16%, based on the net asset value of Class A shares and $0.49 in reinvested distributions. To put these results in perspective, the total return on the fund's benchmark, the Morgan Stanley REIT Index, was 12.09% for the same period, while the average return on comparable funds in Morningstar's Specialty Real Estate fund category was 8.85%. The strong performance of REIT shares occurred despite signs of increasing softness in the property markets and in the midst of price volatility in other securities during the period.

REITS PROVIDED EFFECTIVE DIVERSIFICATION

With the nation's property markets beginning to feel the impact of a weaker economy, REITs still proved attractive to investors concerned with earnings and valuation issues in other market sectors. In many ways, the REIT market's performance during the past two years was the mirror image of 1998-1999, when stock prices and the property markets soared while REIT share prices languished.

RETAIL CENTERS WERE AMONG TOP PERFORMERS

One of the best performing sectors in the fund's universe last year was retail, specifically the companies owning and operating shopping centers and regional malls. Lodging was the worst performing sector for the full year, as the economy slowed and occupancy rates declined. Indeed, most hotel REITs had to cut or eliminate their dividends. However, this sector rebounded in the fourth quarter as confidence grew that an imminent economic recovery would restore demand for hotel rooms. The office and apartment sectors were weak throughout the year, as demand fell sharply.

================================================================================
                         CDC NVEST AEW REAL ESTATE FUND
================================================================================

--------------------------------------------------------------------------------

REITS TRADING AT SLIGHT PREMIUM, YIELDS HIGH

At the end of the year, REITs on average were trading at or slightly above the market value of their underlying real estate assets for the first time in several years. However, REIT dividend yields (at 7% on average) are still high relative to yields on Treasury bonds and many other fixed-income investments. Moreover, average REIT dividends are expected to continue to grow by at least 3%.

Yield is clearly one of the features that attracts investors to the REIT market, but sometimes the highest yields in the sector merely reflect higher risks. CDC Nvest AEW Real Estate Fund does hold positions featuring above-average yields, but only after careful consideration of the sources and reliability of the cash flows that will be needed to pay those dividends. In general, we believe that if the outlook for the property markets becomes more favorable by the end of 2002, the companies that will perform best will be those with the better assets,

Portfolio as of January 31, 2002
==============================================
                          % of Net Assets
                               as of

                        1/31/02      7/31/01
----------------------------------------------
REITS
   Office Buildings      24.1         25.6
   Apartments            21.8         23.4
   Malls                 10.5          7.8
   Diversified           10.1          9.9
   Shopping Centers       8.4          9.9
   Industrial Buildings   6.3          5.5
   Storage                5.1          4.4
   Manufactured Homes     3.0          2.7
   Hotels                 2.5          2.6
   Factory Outlets        2.0           --
----------------------------------------------


 Other Real Estate-Related Companies
----------------------------------------------
   Hotels & Motels        1.4          1.3
   Real Estate Management 1.0          1.2
----------------------------------------------
   Other                  0.1           --
==============================================

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================================================================================
                         CDC NVEST AEW REAL ESTATE FUND
================================================================================

--------------------------------------------------------------------------------

superior managements and stronger balance sheets.

ECONOMY IS KEY VARIABLE IN 2002

While we see indications of an economic recovery ahead, we do not expect a return to robust economic growth in 2002. There may even be an additional period of economic softness after the first phase of the recovery. Consumer spending remained surprisingly strong in 2001, but consumers may not be inclined to boost the economy in 2002. Low spending could even become a drag on the economy, and low interest rates alone may not be enough to spur business spending.

Since the real estate markets typically lag the rest of the economy, operating results in most sectors of the property markets could weaken even in the early stages of the recovery, so real estate investors may need extra patience. While the timing of an upturn will vary by property type and geographic market, we believe aggregate commercial real estate market conditions won't bottom-out until the beginning of 2003 or perhaps a bit later. However, share prices should begin to move up somewhat sooner in anticipation of the eventual recovery.

This portfolio manager's commentary reflects the conditions and actions taken during the reporting period, which are subject to change.

CDC Nvest AEW Real Estate Fund invests primarily in publicly traded equity securities issued by real estate investment trusts (REITs) or real estate-related companies. Because the fund concentrates its investments in the real estate industry, it is subject to the risks of the real estate market. These risks include fluctuating real estate values, changes in interest rates and property taxes, as well as mortgage-related risks. The fund's investments in equity securities will be subject to the risks associated with the stock market, which include sudden, unpredictable drops in value or periods of below-average performance in a given stock or in the stock market as a whole. The fund may also invest in small-cap companies, which are more volatile than the overall markets. These risks affect the value of your investment. See the fund's prospectus for details.

================================================================================
                             PORTFOLIO COMPOSITION
================================================================================

Investments as of January 31, 2002


    Shares    Description                                            Value (a)
--------------------------------------------------------------------------------
Common Stock -- 96.3% of Total Net Assets
              LODGING & GAMING - 1.4%
              Hotels & Motels - 1.4%
      4,500   Starwood Hotels & Resorts Worldwide, Inc., Class B .   $   154,125
                                                                     -----------
              REAL ESTATE - 1.0%
              Real Estate Management - 1.0%
      6,200   Brookfield Properties Corp. ........................       109,740
                                                                     -----------
              REAL ESTATE INVESTMENT TRUSTS - 93.8%
              REITs - Apartments - 21.8%
     10,700   Apartment Investment & Management Co., Class A .....       466,520
     21,000   Archstone Smith Trust ..............................       522,480
     10,300   AvalonBay Communities, Inc. ........................       462,985
      7,900   Camden Property Trust ..............................       275,394
     18,600   Equity Residential Properties Trust ................       498,108
      7,100   Summit Properties, Inc. ............................       157,478
                                                                     -----------
                                                                       2,382,965
                                                                     -----------

              REITs - Hotels - 2.5%
      9,150   Hospitality Properties Trust .......................       273,585
                                                                     -----------

              REITs - Factory Outlets - 2.0%
      4,200   Chelsea Property Group, Inc. .......................       213,066
                                                                     -----------

              REITs - Industrial Buildings - 6.3%
     16,900   AMB Property Corp. .................................       432,809
      9,000   ProLogis Trust .....................................       194,490
      2,100   PS Business Parks, Inc. ............................        64,470
                                                                     -----------
                                                                         691,769
                                                                     -----------
              REITs - Malls - 10.5%
      7,500   General Growth Properties, Inc. ....................       303,750
     10,400   Rouse Co. ..........................................       297,440
     14,600   Simon Property Group, Inc. .........................       442,234
      3,700   The Macerich Co. ...................................       102,009
                                                                     -----------
                                                                       1,145,433
                                                                     -----------

              REITs - Manufactured Homes - 3.0%
      4,700   Chateau Communities, Inc. ..........................       138,086
      4,900   Sun Communities, Inc. ..............................       188,160
                                                                     -----------
                                                                         326,246
                                                                     -----------

                 See accompanying notes to financial statements.

================================================================================
                       PORTFOLIO COMPOSITION (continued)
================================================================================

Investments as of January 31, 2002


    Shares    Description                                            Value (a)
--------------------------------------------------------------------------------
Common Stock -- continued

              REITs - Office Buildings - 24.1%
      6,400   Arden Realty, Inc. .................................   $   171,712
     13,300   Boston Properties, Inc. ............................       487,312
      5,300   CarrAmerica Realty Corp. ...........................       155,926
      8,300   Crescent Real Estate Equities Co. ..................       143,341
     32,000   Equity Office Properties Trust .....................       921,280
     10,000   Kilroy Realty Corp. ................................       254,000
     11,300   Prentiss Properties Trust ..........................       316,626
      8,000   Reckson Associates Realty Corp. ....................       184,640
                                                                     -----------
                                                                       2,634,837
                                                                     -----------

              REITs - Shopping Centers - 8.4%
      6,600   Developers Diversified Realty Corp. ................       126,060
      7,600   Federal Realty Investment Trust ....................       184,756
     10,500   Kimco Realty Corp. .................................       320,460
      5,200   Pan Pacific Retail Properties, Inc. ................       149,136
      9,000   Philips International Realty Corp. .................        18,720
      4,000   Regency Centers Corp. ..............................       114,800
                                                                     -----------
                                                                         913,932
                                                                     -----------

              REITs - Diversified - 10.1%
      6,600   Duke-Weeks Realty Corp. ............................       153,450
     14,500   Liberty Property Trust Share .......................       425,575
     12,300   Vornado Realty Trust ...............................       524,718
                                                                     -----------
                                                                       1,103,743
                                                                     -----------

              REITs - Storage - 5.1%
     11,600   Public Storage, Inc. ...............................       424,676
      4,000   Shurgard Storage Centers, Inc., Class A ............       132,400
                                                                     -----------
                                                                         557,076
                                                                     -----------
              Total Real Estate Investment Trusts ................    10,242,652
                                                                     -----------
              OTHER - 0.1%
      6,500   Pacific Gulf Properties Liquidating Trust (c) ......         5,005
                                                                     -----------
              Total Common Stock (Identified Cost $10,122,769) ...    10,511,522
                                                                     -----------


                 See accompanying notes to financial statements.

================================================================================
                       PORTFOLIO COMPOSITION (continued)
================================================================================

        Investments as of January 31, 2002

    Principal
      Amount  Description                                            Value (a)
--------------------------------------------------------------------------------
Short Term Investments -- 6.2%
$   145,000   Repurchase Agreement with State Street Bank and
              Trust Co. dated 1/31/2002 at 0.85% to be repurchased
              at  $145,003 on 2/01/2002, collateralized by
              $150,000 U.S.  Treasury Bond, zero coupon, due
              2/21/2002 valued at $149,856 .......................  $   145,000
                                                                    -----------
    531,000   Repurchase Agreement with State Street Bank and
              Trust Co. dated 1/31/2002 at 0.85% to be repurchased
              at  $531,013 on 2/01/2002, collateralized  by
              $530,000 U.S.Treasury Note, 5.125%, due
              12/31/2002 valued at $546,404 ......................      531,000
                                                                    -----------
              Total Short Term Investments (Identified
              Cost $676,000) .....................................      676,000
                                                                    -----------
              Total Investments - 102.5% (Identified
              Cost $10,798,769) (b) ..............................   11,187,522
              Other assets less liabilities ......................     (275,493)
                                                                    -----------
              Total Net Assets - 100% ............................  $10,912,029
                                                                    ===========

        (a)   See Note 1a of Notes to Financial Statements.

        (b)   Federal Tax Information:

              At January 31, 2002, the net unrealized appreciation on investments based on cost of $10,810,907 for federal income tax purposes was as follows: Aggregate gross
              unrealized appreciation for all investments in which
              there is an excess of value over tax cost              $  516,989
              Aggregate gross unrealized depreciation for all
              investments in which there is an excess of tax
              cost over value ....................................     (140,374)
                                                                     -----------
              Net unrealized appreciation. .......................   $  376,615
                                                                     ===========

              At January 31, 2002, the components of distributable earnings, excluding unrealized appreciation/depreciation, disclosed above on a tax basis, consisted of $63,581 in undistributed ordinary income and $22,745 in undistributed long-term gain.

        (c) Represents beneficial interest in Pacific Gulf Properties Liquidating Trust. Security valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

                See accompanying notes to financial statements.

================================================================================
                       STATEMENT OF ASSETS AND LIABILITIES
================================================================================

January 31, 2002

ASSETS
   Investments at value (Identified cost $10,798,769) ..........     $11,187,522
   Cash ........................................................             342
   Receivable for Fund shares sold .............................         139,363
   Receivable for securities sold ..............................          92,235
   Dividends and interest receivable ...........................          28,344
                                                                     -----------
     TOTAL ASSETS ..............................................      11,447,806

LIABILITIES
   Payable for securities purchased ............................         369,665
   Payable for Fund shares redeemed ............................         114,472
   Due to investment adviser ...................................          10,166
   Deferred Trustees' fees .....................................           2,873
   Transfer agent fees payable .................................           5,574
   Accounting and administrative fees payable ..................             450
   Other accounts payable and accrued expenses .................          32,577
                                                                     -----------
     TOTAL LIABILITIES .........................................         535,777
                                                                     -----------
NET ASSETS .....................................................     $10,912,029
                                                                     ===========
NET ASSETS CONSIST OF:
   Paid in capital .............................................     $10,449,088
   Undistributed net investment income .........................           3,916
   Accumulated net realized gain (loss) on investments .........          70,272
   Net unrealized appreciation (depreciation) of investments ...         388,753
                                                                     -----------
NET ASSETS .....................................................     $10,912,029
                                                                     ===========
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
   Class A shares:
     Net assets ................................................     $ 5,521,672
                                                                     ===========
     Shares of beneficial interest .............................         485,620
                                                                     ===========
     Net asset value and redemption price per share ............          $11.37
                                                                          ======

     Offering price per share ..................................          $12.06
                                                                          ======
   Class B shares: (redemption price is equal to net
     asset value less any applicable
     contingent deferred sales charges)
     Net assets ................................................     $ 3,718,214
                                                                     ===========
     Shares of beneficial interest .............................         326,385
                                                                     ===========
     Net asset value and offering price per share ..............          $11.39
                                                                          ======

Class C shares:  (redemption price is equal to net
     asset value less any applicable
     contingent deferred sales charges)
     Net assets ................................................     $ 1,061,124
                                                                     ===========
     Shares of beneficial interest .............................          93,113
                                                                     ===========
     Net asset value per share .................................          $11.40
                                                                          ======
     Offering price per share ..................................          $11.52
                                                                          ======
   Class Y shares:
     Net assets ................................................     $   611,019
                                                                     ===========
     Shares of beneficial interest .............................          54,525
                                                                     ===========
     Net asset value, offering and redemption price per share ..          $11.21
                                                                          ======


                 See accompanying notes to financial statements.

================================================================================
                            STATEMENT OF OPERATIONS
================================================================================

For the Year Ended January 31, 2002

INVESTMENT INCOME
   Dividends (net of foreign taxes of $232) ......................         $ 422,176
   Interest ......................................................             7,853
                                                                           ---------
                                                                             430,029
                                                                           ---------
   Expenses
     Management fees .............................................            52,572
     Service fees - Class A ......................................             8,457
     Service and distribution fees - Class  B ....................            21,218
     Service and distribution fees - Class C .....................             4,932
     Trustees' fees and expenses .................................             4,389
     Accounting and administrative ...............................             3,109
     Custodian ...................................................            73,486
     Transfer agent - Class A, Class B, Class C ..................            63,673
     Transfer agent - Class Y ....................................               573
     Audit and tax services ......................................            27,300
     Legal .......................................................             1,387
     Printing ....................................................             7,283
     Registration ................................................           110,270
     Miscellaneous ...............................................             6,074
                                                                           ---------
   Total expenses before reductions ..............................           384,723
     Less waiver/reimbursement ...................................          (267,973)
                                                                           ---------
   Net expenses ..................................................           116,750
                                                                           ---------
   Net investment income .........................................           313,279
                                                                           ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT
   Realized gain (loss) on investments - net .....................            83,459
   Change in unrealized appreciation (depreciation) of
     investments - net ...........................................           360,786
                                                                           ---------
   Net realized and unrealized gain (loss) on investments ........           444,245
                                                                           ---------

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS ............         $ 757,524
                                                                           =========


                        See accompanying notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                                                               For the Period
                                                                                             August 31, 2000 (a)
                                                                            Year Ended       through January 31,
                                                                         January 31, 2002           2001
                                                                         ----------------      ---------------
FROM OPERATIONS:
   Net investment income .............................................   $       313,279       $        12,361
   Net realized gain (loss) on investments ...........................            83,459                 1,736
   Net change in unrealized appreciation (depreciation) of investments           360,786                27,967
                                                                         ---------------       ---------------
   Increase (decrease) in net assets resulting from operations .......           757,524                42,064
                                                                         ---------------       ---------------

FROM DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income
     Class A .........................................................          (130,436)                   --
     Class B .........................................................           (64,905)                   --
     Class C .........................................................           (14,400)                   --
     Class Y .........................................................           (29,294)              (14,448)
   Short-Term capital gain
     Class A .........................................................           (30,432)                   --
     Class B .........................................................           (20,527)                   --
     Class C .........................................................            (4,362)                   --
     Class Y .........................................................            (3,692)                   --
   Long-Term capital gain
     Class A .........................................................           (16,289)                   --
     Class B .........................................................           (10,962)                   --
     Class C .........................................................            (2,356)                   --
     Class Y .........................................................            (2,048)                   --
                                                                         ---------------       ---------------
                                                                                (329,703)              (14,448)
                                                                         ---------------       ---------------
INCREASE (DECREASE) IN NET ASSETS
   DERIVED FROM CAPITAL SHARE TRANSACTIONS ...........................         8,995,206             1,461,386
                                                                         ---------------       ---------------
   Total increase (decrease) in net assets ...........................         9,423,027             1,489,002
NET ASSETS
   Beginning of the period ...........................................         1,489,002                    --
                                                                         ---------------       ---------------
   End of the period .................................................   $    10,912,029       $     1,489,002
                                                                         ===============       ===============


UNDISTRIBUTED NET INVESTMENT INCOME ..................................   $         3,916       $           790
                                                                         ===============       ===============

(a)  Commencement of operations.


                See accompanying notes to financial statements.

================================================================================
                              FINANCIAL HIGHLIGHTS
================================================================================

                                                          Class A                            Class B
                                                ----------------------------       ----------------------------
                                                               For the Period                     For the Period
                                                    Year         December 29,        Year          December 29,
                                                   Ended       2000(g) through       Ended        2000(g) through
                                                 January 31,     January 31,       January 31,      January 31,
                                                    2002            2001              2002             2001
                                                ------------    ------------       ------------    ------------
Net Asset Value, Beginning of the Period ....   $      10.49    $      10.58       $      10.49    $      10.58
Income From Investment Operations
Net Investment Income (Loss) (c) ............           0.55            0.02               0.50            0.02
Net Realized and Unrealized Gain
   (Loss) on Investments ....................           0.82           (0.11)(f)           0.78           (0.11)(f)
                                                ------------    ------------       ------------    ------------
Total From Investment Operations ............           1.37           (0.09)              1.28           (0.09)
                                                ------------    ------------       ------------    ------------
Less Distributions
Dividends From Net Investment Income ........          (0.38)           0.00              (0.27)           0.00
Distributions From Net Realized Capital Gains          (0.11)           0.00              (0.11)           0.00
                                                ------------    ------------       ------------    ------------
Total Distributions .........................          (0.49)           0.00              (0.38)           0.00
                                                ------------    ------------       ------------    ------------
Net Asset Value, End of the Period ..........   $      11.37    $      10.49       $      11.39    $      10.49
                                                ============    ============       ============    ============
Total Return (%) (a) (d) ....................           13.2            (0.9)              12.3            (0.9)
Ratio of Operating Expenses to
   Average Net Assets  (%) (b) ..............           1.50        1.50 (e)               2.25        2.25 (e)
Ratio of Net Investment Income to
   Average Net Assets (%) ...................           4.92        2.30 (e)               4.43        2.14 (e)
Portfolio Turnover Rate (%) .................             36              12                 36              12
Net Assets, End of the Year(000) ............   $      5,522    $        820       $      3,718    $         87

(a) A sales charge for Class A and a contingent deferred sales charge for Class B are not reflected in total return calculations. Periods less than one year are not annualized.

(b) The investment adviser agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, expense ratios would have been higher.

(c) Per share net investment income (loss) has been calculated using the average shares outstanding during the period.

(d) Had certain expenses not been reduced during the period, total returns would have been lower.

(e)  Computed on an annualized basis for periods less than one year.

(f) The amount shown for a share outstanding does not correspond with the aggregate net gain/(loss) on investments for the period due to the timing of purchases and redemptions of Fund shares in relation to fluctuating values of the investments of the Fund.

(g)  Commencement of operations.

                         See accompanying notes to financial statements.

================================================================================
                        FINANCIAL HIGHLIGHTS (continued)
================================================================================

                                                          Class C                            Class Y
                                                ----------------------------       ----------------------------
                                                               For the Period                     For the Period
                                                    Year         December 29,        Year          December 29,
                                                   Ended       2000(g) through       Ended        2000(g) through
                                                 January 31,     January 31,       January 31,      January 31,
                                                    2002            2001              2002             2001
                                                ------------    ------------       ------------    ------------
Net Asset Value, Beginning of the Period ....   $      10.49    $      10.58       $      10.49    $      10.00
Income From Investment Operations
Net Investment Income (Loss) (c) ............           0.50            0.02               0.58            0.23
Net Realized and Unrealized Gain
   (Loss) on Investments ....................           0.79           (0.11)(f)           0.81            0.55
                                                ------------    ------------       ------------    ------------
Total From Investment Operations ............           1.29           (0.09)              1.39            0.78
                                                ------------    ------------       ------------    ------------
Less Distributions
Dividends From Net Investment Income ........          (0.27)           0.00              (0.56)          (0.29)
Distributions From Net Realized Capital Gains          (0.11)           0.00              (0.11)           0.00
                                                ------------    ------------       ------------    ------------
Total Distributions .........................          (0.38)           0.00              (0.67)          (0.29)
                                                ------------    ------------       ------------    ------------
Net Asset Value, End of the Period ..........   $      11.40    $      10.49       $      11.21    $      10.49
                                                ============    ============       ============    ============
Total Return (%)(a)(d) ......................           12.4            (0.9)              13.5             7.8
Ratio of Operating Expenses to
   Average Net Assets (%)(b) ................           2.25        2.25 (e)               1.25        1.25 (e)
Ratio of Net Investment Income to
   Average Net Assets (%) ...................           4.52        1.79 (e)               5.35        5.40 (e)
Portfolio Turnover Rate (%) .................             36              12                 36              12
Net Assets, End of the Year (000) ...........   $      1,061    $         44       $        611    $        539

(a) A sales charge and contingent deferred sales charge for Class C are not reflected in total return calculations. Periods less than one year are not annualized.

(b) The investment adviser agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, expense ratios would have been higher.

(c) Per share net investment income (loss) has been calculated using the average shares outstanding during the period.

(d) Had certain expenses not been reduced during the period, total returns would have been lower.

(e)  Computed on an annualized basis for periods less than one year.

(f) The amount shown for a share outstanding does not correspond with the aggregate net gain/(loss) on investments for the period due to the timing of purchases and redemptions of Fund shares in relation to fluctuating values of the investments of the Fund.

(g)  Commencement of operations.


                See accompanying notes to financial statements.

================================================================================
                          NOTES TO FINANCIAL STATEMENTS
================================================================================

For the Year Ended January 31, 2002

1. Organization. The CDC Nvest AEW Real Estate Fund, formerly the Nvest AEW Real Estate Fund (the "Fund"), is a series of CDC Nvest Companies Trust I, formerly Nvest Companies Trust I, a Massachusetts business trust (the "Trust"), and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund seeks to provide investors with above-average income and long-term growth of capital. The Declaration of Trust permits the Fund's Trustees to issue an unlimited number of shares of the Trust in multiple series (each such series is a "Fund").

The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold with a maximum front end sales charge of 5.75%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge ("CDSC") if those shares are redeemed within six years of purchase. Class C shares are sold with a maximum front end sales charge of 1.00%, do not convert to any other class of shares and pay a higher ongoing distribution fee than Class A shares and may be subject to a CDSC of 1.00% if those shares are redeemed within one year. Class Y shares do not pay a front end sales charge, a CDSC or distribution fees. They are intended for institutional investors with a minimum initial investment of $1,000,000.

Expenses of the Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees and transfer agent fees applicable to such class), and votes as a class only with respect to its own 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of the Fund, if the Fund were liquidated. In addition, the Trustees approve separate dividends on each class of shares.

2. Significant Accounting Policies. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Certain reclassifations were made to prior year amounts to conform with current year presentation.

a. Security Valuation. Equity securities are valued on the basis of valuations furnished to the Fund by a pricing service, which has been authorized by the Trustees. The pricing service provides the last reported sale price for securities listed on an applicable securities exchange or on the NASDAQ national market system, or, if no sale was reported and in the case of over-the-counter securities not so listed, the last reported bid price. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair value as determined in good faith by the Fund's investment adviser and officers, under the supervision of the Fund's Trustees.

b. Security Transactions and Related Investment Income. Security transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis.

================================================================================
                   NOTES TO FINANCIAL STATEMENTS (continued)
================================================================================

For the Year Ended January 31, 2002


c. Federal Income Taxes. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Accordingly, no provision for federal income tax has been made.

d. Dividends and Distributions to Shareholders. Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for distributions from real estate investment trusts for book and tax purposes. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to the capital accounts. Distributions from net investment income and short-term capital gains are considered to be ordinary income for tax purposes.

e. Repurchase Agreements. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price, including interest. The Fund's investment adviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price, including interest. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

3. Purchases and Sales of Securities. For the year ended January 31, 2002, purchases and sales of securities (excluding short-term investments) were $10,948,031 and $2,257,367, respectively.

4a. Management Fees and Other Transactions with Affiliates. During the year ended January 31, 2002, the Fund incurred management fees payable to its investment adviser, AEW Management and Advisors, L. P. ("AEW"). AEW is an affiliate of AEW Capital Management, L. P. ("AEW Capital"), which in turn is a wholly owned subsidiary of CDC IXIS Asset Management Holdings, Inc. CDC IXIS Asset Management Holdings, Inc. is a wholly owned subsidiary of CDC IXIS Asset Management North America, L.P. Under the terms of the management agreement, the Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on the Fund's average daily net assets:

                     Percentage of Average Daily Net Assets
                     --------------------------------------
                             First             Over
                         $500 million      $500 million
                         ------------      ------------
                             0.80%             0.75%

For the year ended January 31, 2002, management fee and waiver for the Fund were as follows:

                                                        Percentage of Average
            Gross          Waiver of            Net       Daily Net Assets
         Management       Management        Management  ---------------------
             Fee              Fee               Fee         Gross      Net
        -----------       -----------      -----------      -----      ---
          $52,572         $52,572              $ --         0.80%     0.00%

================================================================================
                   NOTES TO FINANCIAL STATEMENTS (continued)
================================================================================

For the Year Ended January 31, 2002

b. Accounting and Administrative Expense. CDC IXIS Asset Management Services, Inc. ("CIS"), a wholly owned subsidiary of CDC IXIS Asset Management North America, L.P., performs certain accounting and administrative services for the Fund. Pursuant to an agreement among the Fund, CDC Nvest Funds Trust I, CDC Nvest Funds Trust II, CDC Nvest Funds Trust III, CDC Nvest Cash Management Trust, CDC Nvest Tax Exempt Money Market Trust, CDC Nvest Companies Trust I and CIS the Fund pays CIS its pro rata portion of a group fee for these services representing the higher amount based on the following calculations:

         (1)      Percentage of Eligible Average Daily Net Assets

                              First         Next         Over
                           $5 billion    $5 billion   $10 billion
                           ----------    ----------   -----------
                             0.0350%       0.0325%      0.0300%
         or

         (2) Each Fund's pro rata portion, based on eligible assets, of the annual aggregate minimum fee of $2.5 million.

For the year ended January 31, 2002, $3,109 (0.047% of average daily net assets) was paid to CIS for accounting and administrative expense.

c. Transfer Agent Fees. CIS is the transfer and shareholder servicing agent for the Fund and has subcontracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Fund pays CIS service fees for servicing shareholder accounts. Class A, B and C shareholders pay service fees monthly representing the higher amount based on the following calculations:

         (1) Annual aggregate fee determined by applying an annual fee rate (see schedule below) to the eligible average daily net assets. Eligible assets are the average daily net assets of all non-networked accounts in equity funds offered within the CDC Nvest Family of Funds for which there are exchange privileges among the Funds.

                             First           Next             Over
                         $5.7 billion   Next $5 billion   $10.7 billion
                         ------------   ---------------   -------------
                              0.184%        0.180%            0.175%

                  Each Class of shares is subject to an annual class minimum of $18,000.

         or

         (2) An allocated portion, based on eligible assets, of the annual aggregate minimum fee of $10.1 million.

In addition, pursuant to other servicing agreements, Class A, B and C shareholders pay service fees to other firms that provide similar services for their own shareholder accounts.

================================================================================
                   NOTES TO FINANCIAL STATEMENTS (continued)
================================================================================

For the Year Ended January 31, 2002

Class Y shareholders pay service fees monthly at an annual rate of 0.10% of their average daily net assets.

CIS, BFDS and other firms are also reimbursed by the Fund for out-of-pocket expenses. For the year ended January 31, 2002, the Fund paid $54,578 to CIS as compensation for its services as transfer agent.

d. Service and Distribution Fees. Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Fund's Class A shares (the "Class A Plan") and Service and Distribution Plans relating to the Fund's Class B and Class C shares (the "Class B and Class C Plans").

Under the Class A Plan, the Fund pays CDC IXIS Asset Management Distributors, L.P. ("CDC IXIS Distributors"), the Fund's distributor (a wholly owned subsidiary of CDC IXIS Asset Management North America, L.P.), a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses incurred by CDC IXIS Distributors in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts. For the year ended January 31, 2002, the Fund paid CDC IXIS Distributors $8,457 in fees under the Class A Plan.

Under the Class B and Class C Plans, the Fund pays CDC IXIS Distributors a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses incurred by CDC IXIS Distributors in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts. For the year ended January 31, 2002 the Fund paid CDC IXIS Distributors $5,305 and $1,233 in service fees under the Class B and Class C Plans, respectively.

Also under the Class B and Class C Plans, the Fund pays CDC IXIS Distributors a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Fund's Class B shares and Class C shares, as compensation for services provided and expenses incurred by CDC IXIS Distributors in connection with the marketing or sale of Class B and Class C shares. For the year ended January 31, 2002 the Fund paid CDC IXIS Distributors $15,913 and $3,699 in distribution fees under the Class B and Class C Plans, respectively.

Commissions (including contingent deferred sales charges) on Fund shares paid to CDC IXIS Distributors by investors in shares of the Fund during the year ended January 31, 2002 amounted to $110,263.

e. Trustees Fees and Expenses. The Fund does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of CDC IXIS Asset Management Advisers, L.P., CDC IXIS Distributors, CDC IXIS Asset Management North America L.P., CIS or their affiliates. Each other Trustee receives a retainer fee at the annual rate of $45,000 and meeting attendance fees of $4,500 for each meeting of the Board of Trustees attended. Each committee member receives an additional retainer fee at the annual rate of $7,000 while each committee chairman receives a retainer fee (beyond the $7,000 fee) at the annual rate of $5,000. The retainer fees assume four Board or Committee meetings per year; Trustees are compensated per meeting in excess of four per year (Board = $4,500; Committee = $1,750). These fees are allocated to the various CDC Nvest Funds based on a formula that takes into

================================================================================
                   NOTES TO FINANCIAL STATEMENTS (continued)
================================================================================

For the Year Ended January 31, 2002

account, among other factors, the relative net assets of each Fund.

A deferred compensation plan (the "Plan") is available to the Trustees on a voluntary basis. Each participating Trustee will receive an amount equal to the value that such deferred compensation would have been had it been invested in the Fund or certain other CDC Nvest Funds on the normal payment date. Deferred amounts remain in the Fund until distributed in accordance with the Plan.

5. Capital Shares. The Fund may issue an unlimited number of shares of beneficial interest. Transactions in capital shares were as follows:

                                                                                           For the Period
                                                                                        December 29, 2000(a)
                                                               Year Ended                     through
                                                             January 31, 2002             January 31, 2001
                                                        --------------------------    --------------------------
Class A                                                   Shares         Amount         Shares         Amount
-------                                                 -----------    -----------    -----------    -----------
Shares sold .........................................       482,932    $ 5,329,515         79,897    $   835,485
Shares issued in connection with the reinvestment of:
  Dividends from net investment income ..............         8,298         92,997             --             --
  Distributions from net realized gain ..............         2,957         33,501             --             --
                                                        -----------    -----------    -----------    -----------
                                                            494,187      5,456,013         79,897        835,485
Shares repurchased ..................................       (86,716)      (961,712)        (1,748)       (18,318)
                                                        -----------    -----------    -----------    -----------
Net increase (decrease) .............................       407,471    $ 4,494,301         78,149    $   817,167
                                                        -----------    -----------    -----------    -----------

                                                                                           For the Period
                                                                                        December 29, 2000(a)
                                                               Year Ended                     through
                                                             January 31, 2002             January 31, 2001
                                                        --------------------------    --------------------------
Class B                                                   Shares         Amount         Shares         Amount
-------                                                 -----------    -----------    -----------    -----------
Shares sold .........................................       341,085    $ 3,742,634          8,377    $    87,317
Shares issued in connection with the reinvestment of:
  Dividends from net investment income ..............         4,188         47,310             --             --
  Distributions from net realized gain ..............         2,206         25,054             --             --
                                                        -----------    -----------    -----------    -----------
                                                            347,479      3,814,998          8,377         87,317
Shares repurchased ..................................       (29,352)      (329,908)          (119)        (1,245)
                                                        -----------    -----------    -----------    -----------
Net increase (decrease) .............................       318,127    $ 3,485,090          8,258    $    86,072
                                                        -----------    -----------    -----------    -----------

                                                                                           For the Period
                                                                                        December 29, 2000(a)
                                                               Year Ended                     through
                                                             January 31, 2002             January 31, 2001
                                                        --------------------------    --------------------------
Class C                                                   Shares         Amount         Shares         Amount
-------                                                 -----------    -----------    -----------    -----------
Shares sold .........................................        94,881    $ 1,046,014          4,169    $    43,296
Shares issued in connection with the reinvestment of:
   Dividends from net investment income .............           539          6,093             --             --
   Distributions from net realized gain .............           412          4,684             --             --
                                                        -----------    -----------    -----------    -----------
                                                             95,832      1,056,791          4,169         43,296
Shares repurchased ..................................        (6,888)       (76,010)            --             --
                                                        -----------    -----------    -----------    -----------
Net increase (decrease) .............................        88,944    $   980,781          4,169    $    43,296
                                                        -----------    -----------    -----------    -----------

================================================================================
                    NOTES TO FINANCIAL STATEMENTS (continued)
================================================================================

For the Year Ended January 31, 2002

                                                                                           For the Period
                                                                                         August 31, 2000(a)
                                                               Year Ended                     through
                                                             January 31, 2002             January 31, 2001
                                                        --------------------------    --------------------------
Class Y                                                   Shares         Amount         Shares         Amount
-------                                                 -----------    -----------    -----------    -----------
Shares sold .........................................            --    $        --         49,974    $   500,403
Shares issued in connection with the reinvestment of:
  Dividends from net investment income ..............         2,662         29,294          1,375         14,448
  Distributions from net realized gain ..............           514          5,740             --             --
                                                        -----------    -----------    -----------    -----------
                                                              3,176         35,034         51,349        514,851
Shares repurchased ..................................            --             --             --             --
                                                        -----------    -----------    -----------    -----------
Net increase (decrease) .............................         3,176    $    35,034         51,349    $   514,851
                                                        -----------    -----------    -----------    -----------
Increase (decrease) derived from
  capital shares transactions .......................       817,718    $ 8,995,206        141,925    $ 1,461,386
                                                        ===========    ===========    ===========    ===========

(a)  Commencement of operations.

6. Expense Reductions. AEW has given a binding undertaking to the Fund to defer its management fees, and if necessary, to bear certain expenses related to operating the Fund, in order to limit the Fund's total operating expenses to the annual rates of 1.50%, 2.25%, 2.25% and 1.25% of average daily net assets of the Fund's Class A, Class B, Class C and Class Y shares, respectively. This undertaking is in effect until May 31, 2002 and will be reevaluated on an annual basis.

If in the fiscal year following a year in which the Fund had received a deferral or reimbursement, the actual operating expenses of the Fund are less than the expense limit, the Fund is required to pay an amount of additional expense that is the lower of the difference between the expense limit and the actual amount of fees previously waived or expenses reimbursed.

At January 31, 2002, $267,973 was subject to possible reimbursement under the expense limitation agreement.

7.  At January 31, 2002, AEW owned 5.7% of the Fund.

================================================================================
                       REPORT OF INDEPENDENT ACCOUNTANTS
================================================================================

To the Trustees of CDC Nvest Companies Trust
I and the Shareholders of the CDC Nvest AEWReal Estate Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio composition, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the CDC Nvest AEWReal Estate Fund (the "Fund"), a series of CDC Nvest Companies Trust I, at January 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Boston, Massachusetts
March 13, 2002

================================================================================
                              TRUSTEES' INFORMATION
================================================================================

The Fund is governed by a Board of Trustees, which is responsible for generally overseeing the conduct of Fund business and for protecting the interests of shareholders. The trustees meet periodically throughout the year to oversee the Fund's activities, review contractual arrangements with companies that provide services to the Fund and review the Fund's performance.

                                                               Term of Office
                                     Positions Held             and Length of
   Name, Age and Address                with Fund                Time Served
-------------------------      ---------------------------    ----------------
INDEPENDENT TRUSTEES
Graham T. Allison, Jr. (62)              Trustee              Until retirement*
399 Boylston Street                Contract Review and            18 years
Boston, MA  02116              Governance Committee Member


Daniel M. Cain (57)                      Trustee              Until retirement*
452 Fifth Avenue             Chairman of the Audit Committee       6 years
New York, NY  10018

Kenneth J. Cowan (70)                    Trustee              Until retirement*
399 Boylston Street        Chairman of the Contract Review and    27 years
Boston, MA  02116                 Governance Committee

Richard Darman (59)                      Trustee              Until retirement*
1001 Pennsylvania Avenue, N.W.     Contract Review and             6 years
Washington, D.C.  20004        Governance Committee Member


Sandra O. Moose (60)                     Trustee              Until retirement*
One Exchange Place               Audit Committee Member           20 years
Boston, MA  02109

John A. Shane (69)                       Trustee              Until retirement*
200 Unicorn Park Drive           Audit Committee Member           20 years
Woburn, MA  01801



Pendleton P. White (71)                  Trustee              Until retirement*
6 Breckenridge Lane                Contract Review and            21 years
Savannah, GA  31411            Governance Committee Member

*All Trustees serve until retirement or resignation from the Board. The current retirement age is 72.

================================================================================

================================================================================

                                                              Number of
     Principal Occupation(s)                              Portfolios in Fund
       During Past 5 Years                                 Complex Overseen         Other Directorships Held
-------------------------------                           ------------------        ------------------------
Douglas Dillon Professor and Director for the                     27                Director, Taubman Centers, Inc.
Belfer Center of Science and International Affairs,                                 Board Member, USEC Inc.
John F. Kennedy School of Government,
  Harvard University

President and CEO,                                                27                Trustee for Universal Health Realty
  Cain Brothers & Company, Inc.                                                     Income Trust; Director, eBenX, Inc.
  (investment banking)                                                              Director, PASC

Retired                                                           27                None



Partner, The Carlyle Group (investments);                         27               Director, Frontier Ventures Corp.
Professor,                                                                         Director, Neptune Communications
John F. Kennedy School of Government,                                              Corporation
  Harvard University                                                               Director, Enumerate Solutions, Inc.

Senior Vice President and Director,                               27               Director, Verizon Communications
  The Boston Consulting Group, Inc.                                                Director, Rohm and Haas Company
  (management consulting)

President,                                                        27               Director, Arch Communications
  Palmer Service Corporation                                                       Group, Inc.
  (venture capital organization)                                                   Director, Eastern Bank Corporation
                                                                                   Director, Gensym Corporation
                                                                                   Director, Overland Data, Inc.

Retired                                                            27              None

================================================================================
                       TRUSTEES' INFORMATION (continued)
================================================================================


                                                                 Term of Office
                                       Positions Held             and Length of
     Name, Age and Address                with Fund                Time Served
 --------------------------      ---------------------------    ----------------
  INTERESTED TRUSTEES
 *John T. Hailer (41)                      Trustee               Not Applicable
  399 Boylston Street                     President                  2 years
  Boston, MA  02116


**Peter S. Voss (55)                       Trustee               Not Applicable
  399 Boylston Street               Chairman of the Board           10 years
  Boston, MA  02116

  OFFICERS
  Thomas P. Cunningham (56)               Treasurer              Not Applicable
  399 Boylston Street
  Boston, MA  02116




  John E. Pelletier (37)             Secretary and Clerk         Not Applicable
  399 Boylston Street
  Boston, MA  02116











* Mr. Hailer is an interested person of the CDC Nvest Funds because he holds the following positions with affiliated persons of the CDC Nvest Funds
     Trusts:
     Director and Executive Vice President of CDC IXIS Asset Management Distribution Corporation; President and Chief Executive Officer of CDC IXIS Asset Management Advisers, L.P.

================================================================================

================================================================================

                                                                        Number of
     Principal Occupation(s)                                       Portfolios in Fund
       During Past 5 Years                                          Complex Overseen   Other Directorships Held
-------------------------------                                     ----------------   -----------------------
President and Chief Executive Officer,                                      27           None*
CDC IXIS Asset Management Distributors, L.P.;
Senior Vice President, Fidelity Investments,


Director, President and Chief  Executive Officer,                           27           Trustee of Harris Associates
CDC IXIS Asset Management North                                                          Investment Trust**



Senior Vice President, CDC IXIS Asset Management Services;                  27           None
Senior Vice President, CDC IXIS Asset Management Advisers;
Vice President, Allmerica Financial   Life Insurance
and Annuity Company; Treasurer, Allmerica Investment Trust;
Vice President, First Data Investor Services Group


Senior Vice President, General   Counsel, Secretary and Clerk,              27            None
CDC IXIS Distribution Corporation;
Senior Vice President, General   Counsel, Secretary and Clerk,
CDC IXIS Asset Management Distributors, L.P.;
Senior Vice President, General Counsel, Secretary and Clerk,
CDCIXIS Asset Management Advisers, L.P.;
Executive Vice President, General Counsel, Secretary, Clerk
and Director, CDC IXIS Asset Management Services;
Senior Vice President and General Counsel,
Funds Distributor, Inc.;
Vice President and General Counsel, Boston Institutional Group;
Senior Vice President and General Counsel,
Financial Research Corporation



** Mr. Voss is an interested person of the CDC Nvest Funds because he holds the following positions with affiliated persons of the CDC Nvest Funds
    Trusts:
    Director of CDC IXIS Asset Management Services, Inc.;
    Director of CDC IXIS Asset Management Distribution Corporation;
    Director of AEW Capital Management, Inc.
    Director of Harris Associates, Inc.; Director of Jurika & Voyles, Inc.; Director of Loomis, Sayles & Company, Inc.;
    Director of Reich & Tang Asset Management Inc.;
    Director of Westpeak Global Advisors, Inc.;
    Director of Vaughan, Nelson, Scarborough & McConnell, Inc.

================================================================================
                          SUPPLEMENT TO THE PROSPECTUS
================================================================================

     Supplement dated February 19, 2002 to the currently effective CDC Nvest
        Equity Funds, CDC Nvest Star Funds and CDC Nvest Star Growth Fund
                   Classes A, B and C and Class Y Prospectuses


   Effective January 1, 2002 the following table in the "It's Easy to Open an
     Account" section and the "Retirement Plans" paragraph under "Additional Investor Services" are revised to reflect the addition of Coverdell Education
            Savings Accounts in the Classes A, B and C Prospectuses:

                                                 Minimum to Open an Account
                                  Minimum to      Using Investment Builder     Minimum for
    Type of Account            Open an Account      Or Payroll Deduction    Existing Accounts
Any account other than those
listed below                       $2,500                 $100                     $100
Accounts registered under the
Uniform Gifts to
   Minors Act ("UGMA") or the
Uniform Transfers to
   Minors Act ("UTMA")             $2,500                 $100                     $100
Individual Retirement Accounts
("IRAs")                             $500                 $100                     $100
Coverdell Education
Savings Accounts                     $500                 $100                     $100
Retirement plans with tax
benefits such as
   corporate pension, profit
sharing and Keogh plans              $250                 $100                     $100
Payroll Deduction Investment
Programs for SARSEP*,
    SEP, SIMPLE IRA, 403(b)(7)
and certain other retirement plans    $25                  N/A                      $25

Effective March 1, 2002, all references to the Investment Builder Program and Payroll Deduction minimum shall be revised to reflect a reduction in the minimum from $100 per month to $25 per month. The sections of the prospectuses affected are "It's Easy to Open an Account", "Buying Shares" and "Additional Investor Services."

Effective January 1, 2002, the following is added to the paragraph relating to Westpeak Global Advisors, L.P. in the "Meet the Funds' Investment Advisers and Subadvisers" section:

Westpeak employs a team approach in managing each Fund's portfolio. Members of each Fund's portfolio management team includes, among others: Gerald Scriver, Westpeak's founder and Chairman, who also serves as chairman of Westpeak's Investment Policy Committee; Robert Franz, Westpeak's Chief Investment Officer; and Thomas Anichini, a Vice President of Westpeak.

================================================================================
                          SUPPLEMENT TO THE PROSPECTUS
================================================================================

                         CDC NVEST LARGE CAP VALUE FUND
                        CDC NVEST GROWTH AND INCOME FUND

    Supplement dated February 22, 2002 to CDC Nvest Equity Funds Prospectuses Classes A, B and C and Class Y dated May 1, 2001 as revised November 14, 2001

The Dividend Payment Schedule in the section entitled "Dividends and Distributions" is amended to reflect that, effective May 1, 2002, the dividend payment frequency will change for CDC Nvest Large Cap Value Fund from quarterly to annually and for CDC Nvest Growth and Income Fund from semi-annually to annually.

================================================================================

================================================================================

                                              Glossary for Mutual Fund Investors
--------------------------------------------------------------------------------

Total Return - The change in value of a mutual fund investment over a specific period, assuming all earnings are reinvested in additional shares of the fund. Expressed as a percentage.

Income Distributions - Payments to shareholders resulting from the net interest or dividend income earned by a fund's portfolio.

Capital Gains Distributions - Payments to shareholders of profits earned from selling securities in a fund's portfolio. Capital gains distributions are usually paid once a year, when available.

Market Capitalization - The value of a company's issued and outstanding common stock, as priced by the market: Number of outstanding shares x current market price of a share = market capitalization.

Price/Earnings Ratio - Current market price of a stock divided by its earnings per share. Also known as the "multiple," the price/earnings ratio gives investors an idea of how much they are paying for a company's earning power and is a useful tool for evaluating the costs of different stocks.

Growth Investing - An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than "value" investing.

Value Investing - A relatively conservative investment approach that focuses on companies that may be temporarily out of favor or whose earnings or assets aren't fully reflected in their stock prices. Value stocks tend to have a lower price/earnings ratio than that of growth stocks.

Standard & Poor's 500(R) (S&P 500) - Market value-weighted index showing the change in aggregate market value of 500 stocks relative to the base period of 1941-1943. It is composed mostly of companies listed on the New York Stock Exchange. It is not possible to invest directly in an index.

================================================================================
                         CDC NVEST FUNDSCDC NVEST FUNDS
================================================================================

                         CDC Nvest AEW Real Estate Fund
                             CDC Nvest Balanced Fund
                           CDC Nvest Bond Income Fund
                          CDC Nvest Capital Growth Fund
             CDC Nvest Cash Management Trust-- Money Market Series*
                      CDC Nvest Government Securities Fund
                        CDC Nvest Growth and Income Fund
                           CDC Nvest High Income Fund
                       CDC Nvest International Equity Fund
                  CDC Nvest Jurika & Voyles Relative Value Fund
                 CDC Nvest Jurika & Voyles Small Cap Growth Fund
                         CDC Nvest Large Cap Growth Fund
                         CDC Nvest Large Cap Value Fund
                   CDC Nvest Limited Term U.S. Government Fund
                  CDC Nvest Massachusetts Tax Free Income Fund
                          CDCNvest Mid Cap Growth Fund
                         CDC Nvest Municipal Income Fund
                              CDCNvest Select Fund
                   CDC Nvest Short Term Corporate Income Fund
                          CDC Nvest Star Advisers Fund
                           CDC Nvest Star Growth Fund
                          CDC Nvest Star Small Cap Fund
                            CDC Nvest Star Value Fund
                          CDC Nvest Star Worldwide Fund
                         CDC Nvest Strategic Income Fund
                         CDC Nvest Targeted Equity Fund
                    CDC Nvest Tax Exempt Money Market Trust*
              *Investments in money market funds are not insured or
                guaranteed by the FDIC or any government agency.

================================================================================
                              INVESTMENT MANAGERS

      AEW Management and Advisors                       Miller Anderson
       Capital Growth Management                  Montgomery Asset Management
   Hansberger Global Investors, Inc.             Reich & Tang Asset Management
    Harris Associates/Oakmark Funds                 RS Investment Management
            Jurika & Voyles                       Vaughan, Nelson, Scarborough
        Loomis, Sayles & Company                          & McCullough
            Mercury Advisors                        Westpeak Global Advisors
================================================================================

For current fund performance, ask your financial representative, access the CDC
   Nvest Funds' website at www.cdcnvestfunds.com, or call CDC Nvest Funds at
              800-225-5478 for the current edition of Fund Facts.

This material is authorized for distribution to prospective investors when it is preceded or accompanied by the Fund's current prospectus, which contains information about sales charges, management and other items of interest. Investors are advised to read the prospectus carefully before investing.

CDC IXIS Asset Management Distributors, L.P., and other firms selling shares of
 CDC Nvest Funds are members of the National Association of Securities Dealers, Inc. (NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program. The program provides access to information about securities firms and their representatives.
    Investors may obtain a copy by contacting the NASD at 800-289-9999 or by visiting their website at www.NASDR.com.

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 Boston, Massachusetts
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